May 6, 1997


Securities and Exchange Commission
Attn: Filing Desk, Stop 1-4
450 Fifth Street, N.W.
Washington, DC 20549

                                           Re: Professionally Managed Portfolios
                                            File No. 811-5037
                                            CIK No. 811030

Dear Sir or Madam:

On behalf of the above Registrant and pursuant to Rule 30b-2 under the Investment Company Act of 1940, I enclose for filing via EDGAR, a copy of the Semi-annual Report to shareholders of the Trent Equity Fund series of the Registrant for the six month period ended February 28, 1997.

If you have any questions, please contact me at (602) 952-1100.

Sincerely yours,
/s/

Robert H. Wadsworth

                               TRENT EQUITY FUND
















                               Semi-Annual Report

                            For the Six Months Ended
                                February 28, 1997

                               TRENT EQUITY FUND
                               Semi-Annual Report

                            For the Six Months Ended
                                February 28, 1997

Dear Shareholder:

For the calendar year 1996, the Trent Equity Fund gained 20.40% versus 22.94% for the S&P 500 with dividends reinvested. The Fund had a strong performance in 1996 because the market reacted particularly well for larger capitalization companies that are dominant in their markets, which are the types of companies the Fund holds. For the semi-annual period ended February 28, 1997, Trent Equity Fund was up 8.30% versus a gain for the S&P 500 of 22.53%. Even though the market outperformed the Fund during this period, we believe the stocks in the Fund are excellent values and are positioned to perform well in the long-term. The Fund's annual returns for the one and five year periods and inception on September 2, 1992 through February 28, 1997 were 17.23%, 5.68% and 11.96%, respectively.

ACTIVITY IN CURRENT HOLDINGS

The most significant gains during the six months ended February 28, 1997 were in the following positions: Gillette, Federal Home Loan, Family Dollar Stores, Nabisco, Newell, Coca-Cola, Thomson, American Express, and Abbott Labs. The stocks most down were: Oakley, Pall, and Department 56.

Gillette continues to benefit from rapid earnings increases and the expectation of strong growth from its acquisition of Duracell. Nabisco is beginning to benefit from the cessation of excessive price competition. Newell's most recent earnings comparisons have been very strong, and the company has recently completed several acquisitions in office products and home furnishings. Thomson Corp., a Toronto-based provider of professional information and newspaper publisher, is expected to grow faster in the future because of its dominance in the electronic dissemination of information. Federal Home Loan continues its steady growth as a result of enjoying, along with Fannie Mae, its unique status as a government agency providing mortgage loans. A catalyst for American Express is the possibility of being able to issue credit cards through U.S. banks. Coca-Cola is enjoying the strongest market position it has ever held over Pepsi. Harley-Davidson is suffering from the perception - we think misguided - that there will no longer be over-capacity in motorcycles.

Oakley's revenue growth has stopped recently because of an inventory glut at its largest customer, Sunglass Hut. We believe this inventory glut is only temporary. Department 56's stock price fell recently because of the company's recent declaration that 1997 will be a continuation of slow sales growth. We believe that Department 56's unique niche in collectibles will return the company to growth, although it is hard to forecast when this may occur.

NEW HOLDINGS

Stock purchases during the six-month period included: Coca-Cola, First Data, Gaylord Entertainment, Gillette, Johnson & Johnson, Oakley, Pall, and Reuters. Although the stock price of Coca-Cola is at an historically high level, we believe the company's  global strength  against Pepsi will allow the stock price valuation to remain high. First Data is the largest credit card transaction processor, and, as a result, enjoys economies of scale. We like Gaylord Entertainment's unique niche in country music and lifestyle, and believe that the company will exploit this advantage. Gaylord owns Opryland Hotel, the Grand Ole Opry, Opryland theme park, and the cable channels The Nashville Network and Country Music Television. Gaylord recently announced the sale of those two cable channels to Westinghouse Electric's subsidiary CBS. Later on this year, approximately two-thirds of Gaylord's value will convert to the newly formed and named CBS Corp.; one-third will remain Gaylord Entertainment. Johnson & Johnson enjoys a strong presence in six different therapeutic areas and, in addition, has a strong presence in medical devices and equipment and over-the-counter products. Oakley is unique in sunglass manufacturing as the most accomplished technological manufacturer. The company enjoys dominance particularly in sports sunglasses. Pall Corp. is the largest provider of industrial filters for industries such as microchip manufacturing, chemical plants, and blood filtering. Reuters enjoys the position of the largest provider of financial information in the world.

SIGNIFICANT REALIZED GAINS AND LOSSES

The largest realized gain during the six-month period was in First Brands. The largest realized loss during the six-month period was in Marvel Entertainment, which suffered from high levels of debt and weak sports trading card business.

We look forward to the remainder of a strong year for the Trent Equity Fund.

                         TRENT CAPITAL MANAGEMENT, INC.

                               TRENT EQUITY FUND

SCHEDULE OF INVESTMENTS at February 28, 1997 (Unaudited)
-------------------------------------------------------------------------------------------------------------------
      Shares         COMMON STOCKS: 100.1%                                                            Market Value
-------------------------------------------------------------------------------------------------------------------
                     Beverages: 3.9%
       2,000         Coca-Cola Company.......................................................            $ 122,000
                                                                                                         ---------

                     Chemicals: 3.3%
       4,800         Pall Corp...............................................................              104,400
                                                                                                           -------

                     Collectibles: 1.9%
       3,400         Department 56, Inc.*....................................................               61,200
                                                                                                           ------

                     Consumer Products: 8.8%
       2,531         Gillette Corp...........................................................              200,265
       8,500         Oakley, Inc.*...........................................................               75,438
                                                                                                            ------
                                                                                                           275,703
                                                                                                           -------
                     Financial Services: 19.2%
       4,000         American Express Company................................................              261,500
       6,800         Federal Home Loan Mortgage Corp.........................................              202,300
       3,800         First Data Corp.........................................................              139,175
                                                                                                           -------
                                                                                                           602,975
                                                                                                           -------
                     Food Processing: 6.8%
       5,200         Nabisco Holdings Corp., Class A.........................................              213,850
                                                                                                           -------

                     Household Products: 9.8%
       4,000         Libbey, Inc.............................................................              120,000
       5,000         Newell Company..........................................................              185,625
                                                                                                           -------
                                                                                                           305,625
                                                                                                           -------
                     Media and Broadcasting: 9.2%
       6,300         Gaylord Entertainment Company...........................................              127,575
       7,800         Thomson Corporation.....................................................              160,615
                                                                                                           -------
                                                                                                           288,190
                                                                                                           -------
                     Medical Supplies: 4.0%
       2,200         Johnson & Johnson.......................................................              126,775
                                                                                                           -------

                     Pharmaceuticals: 5.7%
       3,200         Abbott Laboratories.....................................................              180,000
                                                                                                           -------

                               TRENT EQUITY FUND

SCHEDULE OF INVESTMENTS at February 28, 1997 (Unaudited), Continued
-------------------------------------------------------------------------------------------------------------------
      Shares                                                                              Market Value
                     Publishing: 4.5%
       2,200         Reuters Holdings - PLC..................................................            $ 141,075
                                                                                                         ---------

                     Recreation: 7.4%
       6,200         Harley-Davidson, Inc....................................................              231,725
                                                                                                           -------

                     Retail: 15.6%
       6,200         Family Dollar Stores, Inc...............................................              146,475
       8,800         Michael's Stores, Inc. *................................................              129,800
      39,500         Natural Wonders, Inc. *.................................................              212,313
                                                                                                           -------
                                                                                                           488,588
                                                                                                           -------

                     Total Common Stocks (cost $2,730,681)...................................            3,142,106
                                                                                                         ---------

                     Total Investments in Securities (cost $2,730,681+): 100.1% .............            3,142,106
                     Liabilities in excess of Other Assets: (0.1)%...........................               (2,967)
                                                                                                            ------
                     Total Net Assets: 100.0% ...............................................           $3,139,139
                                                                                                        ==========

*Non-income producing security.

+At February 28, 1997,  the cost of securities  for Federal tax purposes was the
same  as  the  basis  for  financial  reporting.   Unrealized  appreciation  and
depreciation of securities were as follows:

                     Gross unrealized appreciation...........................................            $ 692,193
                     Gross unrealized depreciation...........................................             (280,768)
                                                                                                          --------
                          Net unrealized appreciation........................................            $ 411,425

See accompanying Notes to Financial Statements.

                               TRENT EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES at February 28, 1997 (Unaudited)
-------------------------------------------------------------------------------------------------------------------

ASSETS
      Investments in securities, at value (identified cost $2,730,681) (Note 2-A) ...........           $3,142,106
      Cash...................................................................................               15,618
      Receivables:
            Fund shares sold.................................................................                1,500
            Dividends and interest ..........................................................                3,278
      Prepaid expenses and other assets......................................................                5,399
      Deferred organization costs (Note 4)...................................................                2,830
                                                                                                             -----
                  Total assets ..............................................................            3,170,731
                                                                                                         ---------

LIABILITIES
      Payables:
            Fund shares redeemed.............................................................               13,600
            Due to Advisor (Note 3)..........................................................                  201
      Other accrued expenses.................................................................               17,791
                                                                                                            ------
                  Total liabilities..........................................................               31,592
                                                                                                            ------


NET ASSETS  .................................................................................           $3,139,139
                                                                                                        ==========

Net asset value, offering and redemption price per share
      ($3,139,139/293,830 shares outstanding;
      unlimited number of shares authorized without par value) ..............................               $10.68
                                                                                                            ======

COMPONENTS OF NET ASSETS
      Paid-in capital .......................................................................           $2,914,554
      Accumulated net investment loss........................................................              (31,750)
      Accumulated net realized loss on investments...........................................             (155,090)
      Net unrealized appreciation on investments.............................................              411,425
                                                                                                           -------
            Net assets ......................................................................           $3,139,139
                                                                                                        ==========




See accompanying Notes to Financial Statements.

                               TRENT EQUITY FUND

STATEMENT OF OPERATIONS - For the Six Months Ended February 28, 1997 (Unaudited)
-------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
      Income
            Dividends........................................................................             $ 18,684
            Interest.........................................................................                1,493
                                                                                                             -----
                  Total income...............................................................               20,177
                                                                                                            ------

      Expenses
            Advisory fees (Note 3)...........................................................               18,116
            Custodian and accounting fees....................................................                9,373
            Administration fee (Note 3)......................................................                6,405
            Audit fees.......................................................................                5,552
            Transfer agent fees..............................................................                5,160
            Amortization of organization costs (Note 4)......................................                1,844
            Legal fees.......................................................................                1,768
            Insurance fees...................................................................                1,698
            Registration fees................................................................                1,127
            Trustees' fees...................................................................                1,111
            Miscellaneous fees...............................................................                1,041
            Reports to shareholders..........................................................                  831
                                                                                                               ---
                  Total expenses.............................................................               54,026
                  Less, expenses reimbursed and waived (Note 3)..............................              (22,005)
                                                                                                           -------
                  Net expenses...............................................................               32,021
                                                                                                            ------
                        Net investment loss .................................................              (11,844)
                                                                                                           -------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
            Net realized gain from security transactions.....................................                5,276
            Net change in unrealized appreciation on investments.............................              258,825
                                                                                                           -------
                  Net realized and unrealized gain on investments............................              264,101
                                                                                                           -------
                        Net Increase in Net Assets Resulting from Operations ................            $ 252,257
                                                                                                         =========



See accompanying Notes to Financial Statements.

                               TRENT EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------------------------------------
                                                                                   Six Months             Year
                                                                                      Ended               Ended
                                                                                  February 28,         August 31,
                                                                                      1997#               1996
-------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment loss...........................................................       $ (11,844)         $ (19,906)
Net realized gain (loss) from security transactions...........................           5,276            (77,268)
Net change in unrealized appreciation on investments..........................         258,825            285,069
                                                                                       -------            -------
      Net increase in net assets resulting from operations ...................         252,257            187,895
                                                                                       -------            -------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net realized gain from security transactions**................................         --                (301,203)
                                                                                                         --------

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from net change in
      outstanding shares (a)..................................................        (151,746)          (653,999)
                                                                                      --------           --------
Total increase (decrease) in net assets ......................................         100,511           (767,307)

NET ASSETS
Beginning of period...........................................................       3,038,628          3,805,935
                                                                                     ---------          ---------
End of period (including accumulated net investment loss of
      $31,750 and $19,906, respectively)......................................      $3,139,139         $3,038,628
                                                                                    ==========         ==========

(a) A summary of capital shares transactions is as follows:
                                                                 Six Months                        Year
                                                                    Ended                          Ended
                                                             February 28, 1997#               August 31, 1996
-------------------------------------------------------------------------------------------------------------------
                                                          Shares            Value         Shares          Value
-------------------------------------------------------------------------------------------------------------------
Shares sold .........................................       6,622         $ 68,349         23,105       $ 223,608
Shares issued in reinvestment of distributions.......        --              --            32,409         280,983
Shares redeemed......................................     (20,938)        (220,095)      (119,166)     (1,158,590)
                                                          -------         --------       --------      ----------
Net decrease ........................................     (14,316)       $(151,746)       (63,652)     $ (653,999)
                                                          =======        =========        =======      ==========

#Unaudited.

**See Financial Highlights for per share data.

See accompanying Notes to Financial Statements.

                               TRENT EQUITY FUND

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period
-------------------------------------------------------------------------------------------------------------------
                                                                                                    September 2,
                                                      Six Months     Year       Year        Year        1992*
                                                         Ended       Ended      Ended       Ended      through
                                                     February 28, August 31, August 31,  August 31,  August 31,
                                                         1997#       1996       1995        1994        1993
-------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period................    $ 9.86      $10.24     $11.50      $11.66      $10.00
                                                        ------      ------     ------      ------      ------
Income from investment operations:
      Net investment loss...........................      (.04)       (.06)      --          (.07)       (.08)
      Net realized and unrealized gain on
         investments................................       .86         .67        .67         .15        1.76
                                                           ---         ---        ---         ---        ----
Total from investment operations....................       .82         .61        .67         .08        1.68
                                                           ---         ---        ---         ---        ----
Less distributions:
      From net investment income....................      --          --         --          --          (.01)
      From net capital gains........................      --          (.99)     (1.93)       (.24)       (.01)
                                                                      ----      -----        ----        ----
Total distributions.................................      --          (.99)     (1.93)       (.24)       (.02)
                                                                      ----      -----        ----        ----
Net asset value, end of period......................    $10.68      $ 9.86     $10.24      $11.50      $11.66
                                                        ======      ======     ======      ======      ======
Total return........................................      8.32%++++   7.23%      9.38%       0.64%      16.91%+
Ratios/supplemental data:
Net assets, end of period (millions)................     $ 3.1       $ 3.0       $ 3.8      $ 3.9       $ 4.7
Ratio of expenses to average net assets:
      Before expense reimbursement..................      3.37%+      3.63%      3.65%       3.16%       3.33%+ ++
      After expense reimbursement...................      2.00%+      2.10%      1.85%       1.85%       2.54%+ ++
Ratio of net investment loss to average net assets:
      Before expense reimbursement..................     (2.11)%+    (2.15)%    (2.00)%     (1.68)%     (1.84)%+ ++
      After expense reimbursement...................     (0.74)%+    (0.62)%    (0.15)%     (0.36)%     (1.05)%+ ++
Portfolio turnover rate.............................     27.83%      59.33%     46.52%     149.25%     315.38%
Average commission rate paid per share **...........    $.0600      $.0625       --          --          --

#Unaudited.
*Commencement of operations.
+Annualized.
++Excludes taxes and tax reimbursements of 2.84% of average net assets on an annualized basis.
++++Not annualized.
**For fiscal years beginning on or after  September 1, 1995, a fund is required to disclose its average  commission rate per share for security  trades on which  commissions  are charged.  This amount may vary from period to period and fund to fund  depending  on the mix of trades  executed  in various  markets where trading practices and commission rate structures may differ.

See accompanying Notes to Financial Statements.

                               TRENT EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

      Trent Equity Fund (the "Fund") is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. The Fund began operations on September 2, 1992. The investment objective of the Fund is to seek capital appreciation, both realized and unrealized. The Fund seeks to achieve its objective by investing primarily in equity securities.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

      A. Security Valuation. The Fund's investments are carried at market value. Securities listed on an exchange or quoted on a national market system are valued at the last sale price. Other securities are valued at the last quoted bid price. Securities for which market quotations are not readily available, if any, are valued by an independent pricing service or determined following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

      B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

      C.    Security   Transactions,   Dividends  and  Distributions.   Security
            transactions are recorded on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

      D. Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

NOTE 3 - COMMITMENTS AND RELATED PARTY TRANSACTIONS

      Pursuant to an investment advisory agreement, Trent Capital Management, Inc. ("TCM") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities. As compensation for its services, TCM receives a fee at the annual rate of 1.15% of the Fund's average daily net assets. TCM has voluntarily limited the Fund's expenses to the annual level of 2.00% of average daily net assets. Total reimbursed expenses from TCM for the six months ended February 28, 1997 was $17,073.

      Investment Company Administration Corporation (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the

                               TRENT EQUITY FUND
activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee equal to the greater of 0.25% of the Fund's average daily net assets or $15,000. During the six months ended February 28, 1997, the Administrator waived $4,932 of its fee.

      First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator and receives no compensation for its services.

      Certain officers and trustees of the Trust are also officers and/or directors of the Administrator and Distributor.

NOTE 4 - DEFERRED ORGANIZATION EXPENSES

      All expenses incurred in connection with its organization and the registration of its shares have been assumed by the Fund.

      The organization expenses have been capitalized and are being amortized over a period of sixty months. Investors purchasing shares of the Fund bear such expenses only as they are amortized against the Fund's investment income.

      In the event any of the initial shares of the Fund are redeemed during the amortization period, the redemption proceeds will be reduced by a pro rata portion of any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares of the Fund outstanding at the time of redemption.

NOTE 5 - INVESTMENT TRANSACTIONS

      Purchases and sales of securities other than short-term  investments,  for
the  six  months  ended  February  28,  1997,   were  $876,356  and  $1,006,936,
respectively.

                                     Advisor
                         Trent Capital Management, Inc.
                              3101 North Elm Street
                                    Suite 150
                        Greensboro, North Carolina 27408
                                 (910) 282-9302

                                   Distributor
                          First Fund Distributors, Inc.
                            4455 East Camelback Road
                                   Suite 261E
                             Phoenix, Arizona 85018

                                    Custodian
                                 Star Bank, N.A.
                                425 Walnut Street
                             Cincinnati, Ohio 45202

                                 Transfer Agent
                          American Data Services, Inc.
                        24 West Carver Street, 2nd Floor
                           Huntington, New York 11743

                                    Auditors
                              Tait, Weller & Baker
                              Two Penn Center Plaza
                        Philadelphia, Pennsylvania 19102

                                  Legal Counsel
                        Heller, Ehrman, White & McAuliffe
                                 333 Bush Street
                         San Francisco, California 94104



                   This report is intended for shareholders of
                      Trent Equity Fund and may not be used
                     as sales literature unless preceded or
                      accompanied by a current prospectus.